UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event recorded): January 7, 2020

PLYZER TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Nevada	333-127389	99-0381956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68 Admiral Road, Toronto, ON, M5R 2L5

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (416) 929 - 1806

47 Avenue Road, Suite 200, Toronto, ON, M5R 2G3

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)  On December 18, 2019, Heaton & Company PLLC (“Heaton”), Plyzer Technologies Inc.’s (the “Registrant” or “Company”) principal independent accountant informed the Registrant of their decision to resign as auditors of the Registrant.

The audit reports of Heaton on the consolidated financial statements of the Company for each of the two most recent fiscal years ended March 31, 2019 and March 31, 2018 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrant’s two most recent fiscal years ended March 31, 2019 and March 31, 2018 and during the subsequent interim period from April 1, 2019 to September 30, 2019, (i) there were no disagreements with Heaton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Heaton's satisfaction, would have caused Heaton to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Heaton with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC”). A copy of Heaton's letter dated January 7, 2020 to the SEC, stating whether it agrees with the statements made in this report, is filed as Exhibit 16.1 to this report.

The resignation of Heaton was accepted on January 7, 2020 when a new independent accountant was appointed.

(b)  Engagement of New Independent Registered Public Accounting Firm.

On January 7, 2020, the Audit Committee engaged M & K CPAS, PLLC (M & K) as the Company's independent registered public accounting firm for the year ending March 31, 2020.

During the Registrant’s two most recent fiscal years, and any subsequent interim period prior to engaging M & K, neither the Registrant nor anyone on its behalf consulted M & K regarding either: (i) the application of accounting principles to a specified transaction regarding the Registrant, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter regarding the Registrant that was either the subject of a disagreement or a reportable event.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit No.	Description

16.1	Letter from Heaton & Company PLLC, dated January 7, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 7, 2020

PLYZER TECHNOLOGIES INC.

By: /s/ Terence Robinson

Terence Robinson

Chief Executive Officer